UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Smith Micro Software, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 3, 2018

Dear Smith Micro Stockholders:

We are pleased to invite you to the 2018 Annual Meeting of Stockholders of Smith Micro Software, Inc. to be held at our offices located at 51 Columbia, Aliso Viejo, California 92656, on Thursday, June 14, 2018, at 10:00 a.m. Pacific Time.

The expected actions to be taken at the Annual Meeting, which include the election of two directors, are described in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. In addition to the Proxy Statement, we are mailing or making available to you a copy of our Annual Report on Form 10-K for the year ended December 31, 2017, which we encourage you to read. Our Annual Report includes our audited financial statements for 2017 and information about our operations, markets and products.

We are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the attached Proxy Statement and our 2017 Annual Report.  The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including the attached Proxy Statement, our 2017 Annual Report and a form of proxy card. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail.

Your vote is important. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly voting your shares as instructed in the Notice, or by requesting a printed proxy card, if you prefer, and completing, signing, dating and returning the printed proxy card by mail. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

William W. Smith, Jr.
Chairman of the Board,
President & Chief Executive Officer
Smith Micro Software, Inc.

SMITH MICRO SOFTWARE, INC.

51 Columbia

Aliso Viejo, CA 92656

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 14, 2018

Notice is hereby given that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Micro Software, Inc. (the “Company”) will be held at the offices of the Company, located at 51 Columbia, Aliso Viejo, California 92656, on Thursday, June 14, 2018, at 10:00 a.m. Pacific Time, for the following purposes as more fully described in the Proxy Statement accompanying this notice:

1.	Election of Directors. The election of two (2) directors to serve on our Board of Directors until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
2.	“Say-On-Pay” Proposal. Non-binding advisory vote to approve the compensation of named executive officers.
3.

Ratification of the appointment of SingerLewak LLP. Ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

4.

Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation.  Approval of an amendment to remove the 19.99% secondary beneficial ownership limitation on conversion of the Company’s Series B 10% Convertible Preferred Stock.

5.

Approval of an amendment to the Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan.  Approval of an amendment to authorize additional shares for issuance under the plan, and to increase the maximum number of shares subject to awards that may be granted to any one person during any calendar year under the plan.

6.	Other Business. Any other business properly brought before the stockholders at the Annual Meeting, or at any adjournment or postponement thereof.

The close of business on April 24, 2018 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at such time will be so entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices located at 51 Columbia, Aliso Viejo, California 92656, and at the Annual Meeting.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we urge you to ensure your representation by voting by proxy promptly in accordance with the Notice of Internet Availability of Proxy Materials (the “Notice”) or by requesting a printed proxy card, if you prefer, and completing, signing, dating and returning the proxy card, or the form forwarded by your bank, broker or other holder of record, by mail. If you attend the Annual Meeting and vote your shares in person, your proxy will not be used.

A majority of the outstanding shares of Common Stock entitled to vote, and with regard to Proposal 4, a majority of the outstanding shares of Series B Preferred Stock entitled to vote, must be represented at the Annual Meeting in order to constitute a quorum. Please vote your shares in accordance with the Notice or return your proxy card in order to ensure that a quorum is obtained.

By Order of the Board of Directors,

/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Corporate Secretary Aliso Viejo, California May 3, 2018

Important notice regarding the availability of proxy materials for the stockholder meeting to be held June 14, 2018: The Proxy Statement and Annual Report are available at http://www.edocumentview.com/SMSI.

Your vote is very important, regardless of the number of shares you own. In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials unless you request to receive them in accordance with the instructions provided in the Notice. The Notice contains instructions on how to access and review all of the important information contained in the proxy materials over the Internet. The Notice also instructs how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, including our Annual Report on Form 10-K, follow the instructions for requesting such materials included in the Notice.

SMITH MICRO SOFTWARE, INC.

PROXY STATEMENT

SMITH MICRO SOFTWARE, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 14, 2018

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

This Proxy Statement contains information related to the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Micro Software, Inc. (“Smith Micro,” the “Company,” “we,” “our” or “us”), which will be held at the offices of the Company, located at 51 Columbia, Aliso Viejo, California 92656, on Thursday, June 14, 2018, at 10:00 a.m. Pacific Time, and any postponements or adjournments thereof.

In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials other than as described below. The Notice contains instructions on how to access and review all of the important information contained in the proxy materials over the Internet. The Notice also instructs how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, including our 2017 Annual Report on Form 10-K, follow the instructions for requesting such materials included in the Notice.

Stockholders of record at the close of business on April 24, 2018 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. It is anticipated that the Notice will first be sent to stockholders, and this Proxy Statement and the form of proxy relating to our Annual Meeting, are being first mailed or made available to stockholders on or about May 3, 2018. These materials are available for viewing, printing and downloading on the Internet at http://www.edocumentview.com/SMSI.

Purpose of the Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement and are described in more detail in this Proxy Statement. We are not aware of any matter to be presented other than those described in this Proxy Statement.

Voting

Our outstanding common stock, par value $0.001 per share (the “Common Stock”) is the only class of securities entitled to vote on Proposals 1-3 and Proposal 5 at the Annual Meeting. In addition to the Common Stock, our outstanding Series B 10% Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) is entitled to a separate class vote on Proposal 4 at the Annual Meeting.  Stockholders of record on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were ___________ shares of Common Stock outstanding and approximately ___ holders of record, according to information provided by our transfer agent, and 5,500 shares of Series B Preferred Stock outstanding. Each share of Common Stock is entitled to one vote on each proposal, and each share of Series B Preferred Stock is entitled to one vote on Proposal 4. Stockholders may not cumulate votes in the election of directors. A majority of each of (i) the outstanding shares of Common Stock entitled to vote at the Annual Meeting and (ii) the outstanding shares of Series B Preferred Stock entitled to vote at the Annual Meeting, with respect to Proposal 4 only, will constitute a quorum. Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

All votes will be tabulated by our inspector of elections for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes” (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others). Broker non-votes occur when your broker or other nominee submits a proxy for your shares (because the broker or other nominee has received instructions from you on one or more proposals, but not all, or has not received instructions from you but is entitled to vote your shares on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you, or has discretionary authority but chooses not to exercise it. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. In all proposals other than the election of directors and the approval of the amendment to the Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan, abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. In the election of directors, the two nominees receiving the highest number of affirmative votes shall be elected; broker non-votes, abstentions and votes marked “withhold” will not affect the outcome of the election. Proposals 2 and 3 require the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Proposal 4 requires the affirmative vote of each of (i) a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting and (ii) a majority of the outstanding shares of Series B Preferred Stock entitled to vote at the Annual Meeting. Proposal 5 requires the affirmative vote of a majority of the votes cast on Proposal 5 at the Annual Meeting; abstentions will not affect the outcome of the election on Proposal 5. Broker non-votes will not be counted for purposes of determining whether such proposals have been approved.

In connection with the private placement of our common stock in March 2018, all of our directors and certain of our executive officers delivered voting agreements (the “Voting Agreements”) to the Company, pursuant to which each such stockholder agreed to vote shares beneficially held by such stockholder in favor of Proposal 4.  Collectively, holders of approximately [—]% of the outstanding shares of our common stock and approximately [—]% of the outstanding shares of our Series B Preferred Stock, each as of the Record Date, have agreed to vote in favor of Proposal 4. The Voting Agreement does not require those stockholders to vote in favor of any other proposal.

How to Vote

If you are a stockholder of record, you may vote your shares in one of two ways: either by proxy or in person at the Annual Meeting. If you choose to vote by proxy, you may do so by telephone, via the Internet or by mail. Each of these methods is explained below. If you hold your shares of Common Stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive. If no direction is made on your proxy and it is otherwise properly executed, your proxy will be voted FOR the election of the two director nominees and FOR each of the other proposals at the Annual Meeting.

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By Telephone. You may transmit your proxy voting instructions by calling the telephone number specified on the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card. You will need to have the Notice or proxy card in hand when you call. If you choose to vote by telephone, you do not have to return a proxy card by mail.

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Via the Internet. You may transmit your proxy voting instructions via the Internet by accessing the website specified on the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card. You will need to have the Notice or proxy card in hand when you access the website. If you choose to vote via the Internet, you do not have to return a proxy card by mail.

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By Mail. If you received printed proxy materials, you may vote by proxy by completing, signing and dating the proxy card enclosed with your printed proxy materials and returning it in the enclosed prepaid envelope.

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In Person at the Annual Meeting. You may vote in person at the Annual Meeting. We will give you a ballot when you arrive. If you are the beneficial owner of shares held in “street name” and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares and present it with your ballot to the inspector of election at the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will still be voted in accordance with your direction.

Telephone and Internet voting for stockholders of record will be available up until 11:59 P.M. Eastern Time on June 13, 2018 and mailed proxy cards must be received by June 13, 2018 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the meeting:

•

by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;

•	by voting in person at the meeting; or
•	by filing a written revocation with our corporate Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote in person at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares as described in the “How to Vote” section above.

Your attendance alone at the Annual Meeting will not automatically revoke your proxy.

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered the “stockholder of record” of those shares. In this case, your Notice or printed proxy materials have been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained on the Notice or, if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card.

Beneficial Owners of Shares Held in Street Name. If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Solicitation

Our Board of Directors is soliciting proxies for the Annual Meeting as described in this Proxy Statement, and Smith Micro will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. We may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition, the original solicitation of proxies by mail may be supplemented by a solicitation by Internet or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse reasonable out-of-pocket expenses.

Deadlines for Receipt of Stockholder Proposals

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our Bylaws. For stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to be presented at and included in our proxy statement for our 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), such proposals must be submitted to and received by the Company’s corporate Secretary no later than December 28, 2018. Pursuant to our Bylaws, any stockholder intending to present a proposal for action at an annual meeting must give written notice to the Company’s corporate Secretary not less than 30 days and not more than 60 days prior to the date of the annual meeting, except that if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, then the deadline for submitting a stockholder proposal is the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Under our Bylaws, the deadline for submitting a nomination for a director to be included in our proxy materials for an annual meeting is 60 days prior to the date of the annual meeting. In addition, the proxy solicited by the Board of Directors for the 2019 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal no later than March 13, 2019, which is 45 calendar days prior to the anniversary date of the mailing of this Proxy Statement. Stockholder proposals and nominations must be in writing and should be addressed to our corporate Secretary at our principal executive offices located at 51 Columbia, Aliso Viejo, California 92656.  The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the Securities and Exchange Commission.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. Your proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting that is not included in this Proxy Statement.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and Bylaws provide for our Board of Directors (the “Board”) to be divided into three classes.  Each class of directors serves for a three year term, with one class being elected by the Company’s stockholders at each annual meeting.  Our Board currently has six directors: Andrew Arno, Thomas G. Campbell, Steven L. Elfman, Samuel Gulko, William W. Smith, Jr. and Gregory J. Szabo. Messrs. Campbell and Elfman serve as directors with terms of office expiring at this year’s Annual Meeting, Messrs. Arno and Gulko serve as directors with terms of office expiring at the 2019 annual meeting of stockholders, and Messrs. Smith and Szabo serve as directors with terms expiring at the 2020 annual meeting of stockholders.

Two directors will be elected at the Annual Meeting to serve three-year terms expiring on the date of the annual meeting of stockholders to be held in 2021 (the “2021 Annual Meeting”) or until their respective successors shall have been elected and qualified. The Governance and Nominating Committee of the Board of Directors with Mr. Campbell abstaining as to himself has recommended to the Board for nomination, and the Board has nominated, Messrs. Campbell and Elfman as its nominees for election to the Board at the Annual Meeting. Your proxy will be voted, unless authority is withheld or the proxy is revoked, FOR the election of Messrs. Campbell and Elfman to hold office until the date of our 2021 annual meeting of stockholders or until their respective successors have been duly elected and qualified or until in either case they earlier resign, become disqualified or disabled, or are otherwise removed. Each returned proxy cannot be voted for a greater number of persons than the nominees named on the proxy. In the unanticipated event that a nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for a substitute person recommended by the Governance and Nominating Committee and approved by the Board.  Messrs. Campbell and Elfman have agreed to serve if elected, and the Board has no reason to believe that they will be unavailable to serve.

DIRECTORS AND NOMINEES

Provided below is certain information with respect to each nominee for election as a director and each continuing director.

Director Nominees for Terms Ending at the 2021 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
Thomas G. Campbell (1)(2)(3)	67	Director
Steven L. Elfman (4)	62	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Governance and Nominating Committee
(4)	Member of the Mergers and Acquisitions Committee

Mr. Campbell became a director in July 1995. From March 1999 to the present, he has served as the Executive Vice President of King Printing, Inc., a book printing and manufacturing company. From July 1996 to March 1999, he was the Vice President of Operations of Complete Concepts, Ltd., a manufacturer and distributor of women’s accessories. From November 1995 to July 1996, Mr. Campbell was an independent management consultant specializing in corporate turnarounds. From February 1995 to November 1995, he served as the Chief Operating Officer of Laser Atlanta Optics, Inc. From 1985 to February 1995, he served in several senior management positions at Hayes, Inc., including Vice President of Operations and Business Development and as Chief Operating Officer and a member of the Board of Directors of Practical Peripherals, a Hayes subsidiary. Prior to 1985, Mr. Campbell was employed by Digital Equipment Corporation. Mr. Campbell attended Boston University. Mr. Campbell brings to our Board extensive executive management experience in the retail and consumer products industries, along with particular strengths with respect to leadership, management, financial, international business and corporate governance skills.

Mr. Elfman became a director in November 2014. He is the former President of Network Operations and Wholesale at Sprint, a telecommunications company and leading wireless carrier, having had responsibility for product, technology development, network, wholesale operations, value-added services, procurement and real estate, and digital. Mr. Elfman joined the Sprint senior leadership team in May 2008 from mobile data technology services company, Infospace, where he was Executive Vice President of Infospace Mobile, then President and Chief Operating Officer of Motricity following the acquisition of Infospace Mobile. He also has held leadership positions at Terabeam, as Executive Vice President of Operations, and at AT&T Wireless, where he was Chief Information Officer. Mr. Elfman was the CIO at GE Capital (Fleet Services Company) as well as head of IT at 3M Company for international operations. Mr. Elfman graduated from the University of Western Ontario in Canada with a degree in computer science and business. He currently serves on the boards of directors of Affirmed Networks, Inc., a mobile network solutions company, CollabIP, Inc., a communications intelligence platform provider, and Syntonic Limited, a software company and provider of mobile software solutions, where he serves as non-executive chairman and as a member of the compensation committee of the board of directors.  Mr. Elfman previously served on the boards of Competitor Carrier Association, Bethany College and Clearwire. Mr. Elfman brings to our Board extensive knowledge of the telecommunications and wireless data and cellular industries, particularly with respect to large wireless providers.

Vote Required for Approval and Recommendation of Board of Directors

The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote is required for approval of the election of directors standing for election at the 2018 Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE OR THEIR SUBSTITUTES AS SET FORTH HEREIN.

Continuing Directors with Terms Ending at the 2019 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
Andrew Arno (1)(2)	58	Director
Samuel Gulko (3)(4)	86	Director

(1)	Member of the Governance and Nominating Committee
(2)	Member of the Mergers and Acquisitions Committee
(3)	Member of Audit Committee
(4)	Member of the Compensation Committee

Mr. Arno joined our Board of Directors in July 2011 and has 30 years of experience working with emerging growth companies. He is currently Vice Chairman of The Special Equities Group at Chardan Capital Markets, LLC, a privately held investment banking firm, and from June 2013 until July 2015 served as Managing Director of Emerging Growth Equities, an investment bank, and Vice President of Sabr, Inc., a family investment group. He was previously President of LOMUSA Limited, an investment banking firm. From 2009 to 2012, Mr. Arno served as Vice Chairman and Chief Marketing Officer of Unterberg Capital, LLC, an investment advisory firm that he cofounded. He was also Vice Chairman and Head of Equity Capital Markets of Merriman Capital LLC, an investment banking firm, and served on the board of the parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the boards of Oncocyte Corporation and Asterias Biotherapeutics, Inc., biotechnology companies, and Comhear Inc., an audio technology R&D company.

Mr. Gulko became a director in October 2004. Since September 2002, he has provided tax and consulting services on a part-time basis to a limited number of clients. From July 1996 until his retirement in September 2002, Mr. Gulko served as the Chief Financial Officer, and as the Vice President of Finance, Secretary and Treasurer of Neotherapeutics, Inc., a publicly traded biotechnology company (now known as Spectrum Pharmaceuticals, Inc.). During this same period, he also served as a member of the board of directors of Neotherapeutics, Inc. From April 1987 to July 1996, Mr. Gulko was self-employed as a certified public accountant and business consultant, as well as the part time chief financial officer of several privately-owned companies. Mr. Gulko was a partner in the audit practice of Ernst & Young LLP, an accounting and business services firm, from September 1968 until March 1987. Mr. Gulko holds a Bachelor of Science degree in Accounting from the University of Southern California. Mr. Gulko also serves on the board of directors of Airborne Wireless Network, a wireless technology company, where he serves as chairman of the audit committee and as a member of the compensation committee.  As a senior finance executive, Mr. Gulko brings to our Board extensive qualifications and experience in finance and public accounting, including his prior service as an audit partner at Ernst & Young LLP and as the CFO of a publicly-traded company.

Continuing Directors with Terms Ending at the 2020 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
William W. Smith, Jr.	70	Chairman of the Board, President and Chief Executive Officer
Gregory J. Szabo (1)(2)	70	Director

(1)	Member of the Audit Committee
(2)	Member of the Mergers & Acquisitions Committee

Mr. Smith co-founded Smith Micro and has served as our Chairman of the Board, President and Chief Executive Officer since inception in 1982. Mr. Smith was employed by Rockwell International Corporation in a variety of technical and management positions from 1975 to 1984. Mr. Smith served with Xerox Data Systems from 1972 to 1975 and RCA Computer Systems Division from 1969 to 1972 in mainframe sales and pre-sale technical roles. Mr. Smith received a Bachelor of Arts degree in Business Administration from Grove City College. As co-founder and the most senior executive of our Company, Mr. Smith provides the Board with valuable insight into the Company’s business operations, opportunities and challenges, as well as his extensive knowledge of the telecommunications and wireless industries, garnered during his more than 35 years of service with our Company. Mr. Smith also possesses particular strengths with respect to leadership and management skills.

Mr. Szabo re-joined the Board in July 2011. He previously served from June 2001 to April 2010. Mr. Szabo has over 30 years of wireless communications experience and is a co-founder of Ertek Inc., a company that provides antenna technology to the wireless industry, including high-performance, low-cost RFID Tag antennas. He also serves on the Board of Advisors at Across Techs, LLC. Mr. Szabo has served in a series of senior management positions during a 13-year career with AirTouch's wireless communications operations, through its acquisition by Vodafone and merger with Verizon Wireless in 2000. As Senior Vice President-Network Services, he directed the engineering and operations of the company's cellular systems in the eastern United States. He also served as Executive Director, Global Technology for Vodafone. Mr. Szabo previously held managerial positions with Motorola and Martin Marietta. Mr. Szabo received a Bachelor of Science Degree and Master of Science Degree in Electrical Engineering from Ohio University. Mr. Szabo brings to our Board substantial market knowledge and in-depth insights into the worldwide telecommunications and wireless data and cellular industries.

PROPOSAL 2:

“SAY-ON-PAY” PROPOSAL

ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding and advisory basis, the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”). At our 2017 Annual Meeting of Stockholders, our Board of Directors recommended, and our stockholders voted on an advisory basis, to conduct this vote annually.  Since the vote on this compensation program is advisory in nature, it will not affect any compensation already awarded to any named executive officer and will not be binding on or overrule any decisions made by the Compensation Committee or the Board with respect to compensation to be awarded in the future. The vote on this resolution is not intended to address any specific element of compensation. Rather, this vote relates to the compensation of our named executive officers as a whole, as described in this Proxy Statement.

The Compensation Committee annually reviews named executive officer compensation, as discussed in this Proxy Statement. As discussed in the narrative under the heading “Executive Compensation” beginning on page 28 of this Proxy Statement, our compensation program is designed to align executive pay with Company performance, and we seek to closely align the interests of our named executive officers with the interests of our stockholders.

The Compensation Committee and the Board will consider the results of this advisory vote when formulating future executive compensation policy. As such, your vote will serve as an additional tool to guide the Compensation Committee and the Board in continuing to align the Company’s executive compensation program with the interests of the Company and its stockholders. Your vote will also guide the Compensation Committee and the Board to ensure that our executive compensation program is consistent with our commitment to high standards of corporate governance.

We ask our stockholders to vote on the following resolution at the 2018 Annual Meeting:

"RESOLVED, that the Company’s stockholders approve on an advisory basis the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative disclosure contained therein."

Vote Required for Approval and Recommendation of the Board of Directors

Approval of this resolution requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting. Abstentions will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining whether the resolution has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

SingerLewak LLP (“SingerLewak”) has been engaged as the Company’s independent registered public accounting firm since December 2005. The Audit Committee has selected SingerLewak as the Company’s independent auditors for the fiscal year ending December 31, 2018 and has further directed that the selection of the independent auditors be submitted for ratification by the stockholders at the Annual Meeting. Representatives of SingerLewak are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the selection of SingerLewak as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of SingerLewak to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain SingerLewak. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accounting Fees and Services

The following is a summary of the fees billed to Smith Micro by SingerLewak for professional services rendered for the fiscal years ended December 31, 2016 and December 31, 2017:

Fee Category	Fiscal 2016 Fees	Fiscal 2017 Fees
Audit Fees	$240,000	$216,000
Audit-Related Fees	$53,600	$78,777
Tax Fees	—	—
All Other Fees	$—	$—

Audit Fees: This category consists of fees billed for professional services rendered for the audit of our consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees: This category consists of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

Tax Fees: This category consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

Vote Required for Approval and Recommendation of the Board of Directors

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting is being sought to ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SINGERLEWAK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

PROPOSAL 4:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE 19.99% SECONDARY BENEFICIAL OWNERSHIP LIMITATION ON CONVERSION OF THE COMPANY’S SERIES B 10% CONVERTIBLE PREFERRED STOCK

Our Board of Directors has approved a resolution to amend our Amended and Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”), to remove the 19.99% secondary beneficial ownership limitation on conversion of the Company’s Series B 10% Convertible Preferred Stock (the “Series B Preferred”). The full text of the proposed amendment is set forth in the Certificate of Amendment to the Certificate of Incorporation, which is included in this Proxy Statement as Appendix A (the “Charter Amendment”).

Reasons for the Amendment

The primary purpose of this proposed Charter Amendment is to remove the 19.99% secondary beneficial ownership limitation on conversion of shares of Series B Preferred from Section 6(e) of the Company’s Certificate of Designation with respect to the Series B Preferred (the “Certificate of Designation”). As disclosed in the Company’s Current Report on Form 8-K filed on March 6, 2018, on that date the Company completed a private placement of the Company’s Common Stock for a total purchase price of $5,000,000 (the “Offering”).  In connection with the Offering, the Company committed to use its best efforts to cause the conversion of all shares of the Series B Preferred into shares of Common Stock pursuant to the terms of the Certificate of Designation. Section 6(e) of the Certificate of Designation currently provides that the Company shall not effect any conversion of the Series B Preferred into Common Stock, and a holder thereof shall not have the right to convert any portion of the Series B Preferred, to the extent that, after giving effect to such conversion, such holder would beneficially own in excess of 19.99% of our Common Stock.  So as to allow the Company to comply with its obligations under the purchase agreement entered in connection with the Offering, the Board of Directors has approved a resolution recommending that the Certificate of Designation be amended to remove Section 6(e) in its entirety, thereby allowing for the potential conversion of all shares of the Series B Preferred into shares of Common Stock.  Our Board of Directors believes that it is in the Company’s best interests to amend the Certificate of Designation to allow for the conversion of the Series B Preferred into shares of Common Stock pursuant to the terms agreed in connection with the Offering.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of Series B Preferred. However, in connection with the Offering, such individuals agreed that the Company shall have no obligation to register the shares of Common Stock issuable upon conversion of their Series B Preferred.  As such, we do not believe that our officers or directors have interests in this proposal that differ from or are greater than those of any of our other stockholders.  As described above under “Information About the Annual Meeting and Voting — Voting” in connection with the private placement of our common stock in March 2018, holders of approximately [—]% of the outstanding shares of our common stock and approximately [—]% of the outstanding shares of our Series B Preferred Stock, each as of the Record Date, have agreed to vote in favor of Proposal 4.

Potential Anti-Takeover Effects

The removal of the 19.99% secondary beneficial ownership limitation as provided for by the proposed Charter Amendment could, under certain circumstances, be construed as having an anti-takeover effect.  For example, certain holders of our Series B Preferred, if permitted to convert their shares of Series B Preferred such that their Common Stock holdings would exceed 19.99% of our total Common Stock outstanding, would be better positioned to impede certain stockholder actions – such as an attempt to effect a change in the composition of our Board of Directors or a tender offer or other transaction involving the combination of our Company with another company – as a result of their increased ownership percentage and voting power. By potentially discouraging initiation of any such unsolicited takeover attempt, the Charter Amendment may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Charter Amendment may also have the effect of permitting our Board of Directors to retain its position indefinitely and place it in a better position to resist changes that our stockholders may wish to make if they are dissatisfied with the conduct of our business.

Our Board of Directors did not propose the Charter Amendment in response to any effort known to the Board to accumulate Common Stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. In addition, this proposal is not part of any plan by management to recommend a series of similar amendments to our stockholders. Finally, our Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as affecting the ability of third parties to take over or change the control of our Company.

Vote Required for Approval and Recommendation of the Board of Directors

Approval of the Charter Amendment requires the affirmative vote of both (i) a majority of all outstanding shares of the Company’s Common Stock as of the Record Date and (ii) a majority of all outstanding shares of the Company’s Series B Preferred Stock as of the Record Date, voting as a separate class.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO REMOVE THE 19.99% SECONDARY BENEFICIAL OWNERHSIP LIMITATION ON CONVERSION OF THE COMPANY’S SERIES B 10% CONVERTIBLE PREFERRED STOCK.

PROPOSAL 5:

APPROVAL OF AN AMENDMENT TO THE SMITH MICRO SOFTWARE, INC. 2015 OMNIBUS EQUITY INCENTIVE PLAN TO AUTHORIZE ADDITIONAL SHARES FOR ISSUANCE UNDER THE PLAN AND TO INCREASE THE MAXIMUM NUMBER OF SHARES SUBJECT TO AWARDS THAT MAY BE GRANTED TO ANY ONE PERSON DURING ANY CALENDAR YEAR UNDER THE PLAN

The Company’s stockholders are being asked to approve an amendment (the “Share Increase Amendment”) to the Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan (the “Plan”), which would increase the number of shares currently issuable under the Plan by an additional 2,500,000 shares, and would increase the maximum number of shares subject to awards that may be granted to any one person during any calendar year under the Plan to 350,000 shares.   The Share Increase Amendment has been approved by the Company’s Board of Directors.

The Company is seeking to increase the number of shares under the Plan by 2,500,000 shares, and to increase the maximum number of shares subject to awards that may be granted to any one person during any calendar year under the Plan to 350,000 shares, in order to have a sufficient number of shares (and an appropriate buffer amount) to award to new employees as well as current employees who are eligible to receive equity awards as part of their compensation packages, as well as to support awards to attract, incentivize and retain highly qualified employees.

The Company’s Board of Directors has approved, subject to stockholder ratification and approval, the Share Increase Amendment to increase the maximum number of shares of the Company’s common stock reserved under the Plan by 2,500,000 shares to a total of 4,625,000 shares and to increase the maximum number of shares subject to awards that may be granted to any one person during any calendar year under the Plan from 125,000 shares to 350,000 shares.

The following table sets forth certain information about awards currently outstanding under the Plan:

2015 Omnibus Equity Incentive Plan	As of March 31 , 2018
Total Stock Options Outstanding	17,000
Total Restricted Stock Awards Outstanding (unvested shares remaining)	1,223,734
Weighted-Average Exercise Price of Stock Options Outstanding	$2.530588
Weighted-Average Remaining Duration of Stock Options Outstanding	8.30519
Total Shares Available for Grant under the Plan	331,359.2
Total Common Stock Outstanding	18,237,166

The closing price of the Company’s common stock on March 29, 2018 was $1.75 per share.

The ratification and approval of the Share Increase Amendment is not anticipated to have any effect on the benefits to be received by the Company’s employees and officers under the Plan.

Vote Required for Approval and Recommendation of the Board of Directors

Ratification and approval of the Share Increase Amendment requires the approval of a majority of the votes cast on this proposal at the Annual Meeting where a quorum is present.

THE board of directors UNANIMOUSLY recommends a vote FOR the amendment to the Company’s Plan as described herein.

Summary of Material Features of the Plan

Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the “Plan Committee”) consisting of persons who are each (i) “Outside Directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code), (ii) “Non-Employee Directors” within the meaning of Rule 16b-3 of the Exchange Act, and (iii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board of Directors or the Plan Committee may delegate to a committee of one or more members of the Board of Directors who are not (x) Outside Directors, the authority to grant awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award, or (B) persons with respect to whom we wish to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Plan Committee is eligible to receive an award under the Plan, such Plan Committee member shall have no authority hereunder with respect to his or her own award. Among other things, the Plan Committee has complete discretion, subject to the terms of the Plan, to determine the employees, non-employee directors and non-employee consultants to be granted awards under the Plan, the type of awards to be granted, the number of shares subject to each award, the exercise price under each option and the base price for each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, the value of the shares underlying the award, and the required withholdings, if any. The Plan Committee is also authorized to construe the award agreements, and may prescribe rules relating to the Plan.

Grant of Awards; Shares Available for Awards. The Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted shares, restricted shares, restricted stock units, performance stock, performance units, SARs, tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”) (however, solely Company employees or employees of the Company’s subsidiaries are eligible for incentive stock option awards). Although total of 8,500,000 shares was originally reserved for issuance under the Plan, the Company undertook a 1 for 4 reverse stock split in August of 2016, which reduced the current number of shares reserved for issuance as or under awards to be made under the Plan to 2,125,000.  Upon stockholder approval of the Share Increase Amendment, such number will increase to 4,625,000 shares reserved for issuance. Shares awarded as restricted stock, restricted stock units, performance stock, or dividend equivalent rights, which convey the full value of the shares subject to the award, are counted as 1.2 shares for every one share awarded, while options and SARs will count as one share for every share awarded. To the extent that an award (or portion of an award) lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall be deemed not to have been issued for purposes of determining the maximum aggregate shares which may be issued under the Plan and shall again be available for the grant of a new award. However, shares not issued or delivered as a result of the net settlement of an SAR or option, shares used to pay the exercise price or withholding taxes related to an award and shares repurchased on the open market with the proceeds from the exercise of any option will not be available for future issuance under the Plan. The Plan will continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it was adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors in its discretion may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted. Although the Plan originally provided that the maximum number of shares subject to awards that may be granted under the Plan to any one person during any calendar year was 500,000, as a result of the Company’s 1 for 4 reverse stock split in August of 2016, this limit was reduced to 125,000 shares.  Upon stockholder approval of the Share Increase Amendment, such limit will increase to 350,000 shares.

Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.

Options. The term of each stock option shall be as specified in the option agreement; provided, however, that no option shall be exercisable after the expiration of ten (10) years from the date of its grant (five (5) years for an employee who is a ten percent stockholder). The Plan expressly prohibits the re-pricing of options (including the cancellation and re-grant of outstanding options) without prior stockholder approval. The Plan also requires a minimum vesting period of one year before any portion of an award will be vested. The price at which a share may be purchased upon exercise of a stock option shall not be less than the fair market value of a share on the date such stock option is granted, and shall be subject to adjustment as provided in the Plan. The Plan Committee or the Board of Directors shall determine the time or times at which, or the circumstances under which, a stock option may be exercised in whole or in part, the time or times at which options shall cease to be or become exercisable following termination of the stock option holder’s employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, and the methods by or forms in which shares will be delivered or deemed to be delivered to participants who exercise stock options.  Options which are ISOs shall comply in all respects with Section 422 of the Code.

Unrestricted Stock Awards. Pursuant to the terms of the applicable unrestricted stock award agreement, an unrestricted stock award is the award or sale of shares to employees, non-employee directors or non-employee consultants, which are not subject to transfer restrictions in consideration for past services rendered to the Company or any of its subsidiaries or for other valid consideration.

Restricted Stock Awards. Restricted stock awards shall include such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Committee or the Board of Directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Committee or the Board of Directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.

Restricted Stock Unit Awards. A restricted stock unit award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of a share, or one (1) share, as determined in the sole discretion of the Plan Committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A.

Performance Stock Awards. A performance stock award provides for the distribution of shares (or cash equal to the fair market value of shares) to the holder upon the satisfaction of predetermined individual and/or Company goals or objectives. The Plan Committee shall set forth in the applicable performance stock award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or Company would be required to satisfy before the holder would become entitled to the receipt of shares (or cash equal to the fair market value of shares) pursuant to such holder’s performance stock award and the number of shares of shares subject to such performance stock award. The vesting restrictions under any performance stock award shall constitute a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of our fiscal year to which such goals and objectives relate, unless otherwise structured to comply with Code Section 409A. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance stock award shall have no rights as a stockholder until such time, if any, as the holder actually receives shares pursuant to the performance stock award.

Performance Unit Awards. A performance unit award provides for a cash payment to be made to the holder upon the satisfaction of predetermined individual and/or Company (or affiliate) performance goals or objectives based on selected performance criteria, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable performance unit award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or Company would be required to satisfy before the holder would become entitled to payment, the number of units awarded to the holder and the dollar value assigned to each such unit. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance unit shall be entitled to receive a cash payment equal to the dollar value assigned to such unit under the applicable performance unit award agreement if the holder and/or the Company satisfies (or partially satisfies, if applicable under the applicable performance unit award agreement) the performance goals and objectives set forth in such performance unit award agreement. If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Stock Appreciation Rights. A SAR provides the participant to whom it is granted the right to receive, upon its exercise, cash or shares equal to the excess of (A) the fair market value of the number of shares subject to the SAR on the date of exercise, over (B) the product of the number of shares subject to the SAR multiplied by the base value for the SAR, as determined by the Plan Committee or the Board of Directors. The Plan Committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the Plan Committee imposes on the SAR. No

SAR shall be exercisable after the expiration of ten (10) years from the date of grant, and each SAR shall have a minimum vesting period of one year before any portion of an award will be vested. A tandem SAR is a SAR granted in connection with a related option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the shares under the related option. If the Plan Committee grants a SAR which is intended to be a tandem SAR, the tandem SAR shall be granted at the same time as the related option and additional restrictions apply. The Plan expressly prohibits the re-pricing of SARs (including the cancellation and re-grant of outstanding SARs) without prior stockholder approval.

Distribution Equivalent Rights. A distribution equivalent right entitles the holder to receive bookkeeping credits, cash payments and/or share distributions equal in amount to the distributions that would be made to the holder had the holder held a specified number of shares during the period the holder held the distribution equivalent rights. The Plan Committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such award becomes vested, the distribution of such cash or shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the holder’s interest in the award vests, unless otherwise structured to comply with Code Section 409A. Distribution equivalent rights awards may be settled in cash or in shares, as set forth in the applicable distribution equivalent rights award agreement. A distribution equivalent rights award may, but need not be, awarded in tandem with another award (but not an option or SAR award), whereby, if so awarded, such distribution equivalent rights award shall expire, terminate or be forfeited by the holder, as applicable, under the same conditions as under such other award. The distribution equivalent rights award agreement for a distribution equivalent rights award may provide for the crediting of interest on a distribution equivalent rights award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited and vested), at a rate set forth in the applicable distribution equivalent rights award agreement, on the amount of cash payable thereunder.

Recapitalization or Reorganization. Subject to certain restrictions, the Plan provides for the adjustment of shares underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of shares underlying an award theretofore granted, the Company shall effect a subdivision or consolidation of our shares or the payment of a stock dividend on shares without receipt of consideration by the Company. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted award, the holder shall be entitled to receive (or entitled to purchase, if applicable) under such award, in lieu of the number of shares then covered by such award, the number and class of shares and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the holder had been the holder of record of the number of shares then covered by such award. The Plan also provides for the adjustment of shares underlying awards previously granted in the event of changes to the outstanding shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any award, subject to certain restrictions.

Amendment and Termination. The Plan shall continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of our stockholders at which a quorum representing a majority of our shares entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the Plan, materially increase the number of shares subject to the Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain re-pricing prohibitions or amendment and termination provisions as specified therein. In addition, no change in any award theretofore granted may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to cause the Plan and/or Award to be exempt from or comply with Section 409A of the Code).

Certain U.S. Federal Income Tax Consequences of the Plan

The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, restricted stock units, performance stock, performance units, SARs, and dividend equivalent rights. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares. This summary assumes that U.S. Participants will hold their shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Plan, or shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Plan or shares issued thereunder pursuant to the Plan.

A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO if structured to be exempt from or comply with Code Section 409A. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the shares were held. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.

A U.S. Participant generally does not recognize taxable income upon the grant or, except for purposes of the U.S. alternative minimum tax (“AMT”) the exercise, of an ISO. For purposes of the AMT, which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the shares subject to the ISO over the exercise price is a preference item for AMT purposes. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to deduct such amount.

A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company generally will be entitled to a deduction for such amount.

A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, restricted stock unit award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time.

A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares at the time the restriction lapses over any amount paid for the shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such shares at the time of grant. The Company generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.

Summary Conclusion

Our Board of Directors is requesting this vote by the stockholders to approve the increase of the number of shares available for issuance under the Plan by an additional 2,500,000 shares, and the increase in the maximum number of shares subject to awards that may be granted to any one person during any calendar year under the Plan to 350,000 shares. If the stockholders do not approve the Share Increase Amendment, the Plan will continue in effect pursuant to its current terms and conditions, and we may continue to grant awards under the Plan, subject to its terms, conditions and limitations. The increase in shares reserved for issuance and the increase in the maximum number of shares subject to awards that may be granted to any one person during any calendar year under the Plan will be the only material changes to the existing Plan resulting from the stockholders’ approval of the Share Increase Amendment.  Stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the proposal to approve the Share Increase Amendment. Additionally, stockholders are directed to the full text of the Share Increase Amendment, which is attached as Appendix B to this proxy statement. Any summary or description of the Share Increase Amendment contained herein is qualified in its entirety by reference to Appendix B. Further, the foregoing summary of certain provisions of the existing Plan is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 30, 2015. Capitalized terms not otherwise defined in this proposal shall have the meaning ascribed to them in the Plan.

CORPORATE GOVERNANCE

Board of Directors and Committees of the Board

Our Board of Directors, elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. The Board acts as an advisor and counselor to executive management and oversees and monitors its performance.

Our Board of Directors held eleven meetings during 2017.  Each director attended either in person or via teleconference at least 75% of the aggregate of all Board and applicable committee meetings during fiscal 2017 for the period in which they served as director.  Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders, directors are encouraged to attend our annual meetings.  None of our current directors attended our annual meeting of stockholders in 2017.

Our Board of Directors has established four standing committees: an Audit Committee; a Compensation Committee; a Governance and Nominating Committee; and a Mergers and Acquisitions Committee. Each of these committees has adopted a written charter.

Audit Committee. Our Audit Committee is comprised of three members: Messrs. Campbell, Gulko and Szabo. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of the Nasdaq Stock Market listing standards as well as within the meaning of Rule 10A-3 of the Exchange Act, and that each Audit Committee member is able to read and understand fundamental financial statements. The Audit Committee reviews our financial statements and accounting practices, makes recommendations to the Board of Directors regarding the selection of our independent registered public accounting firm and reviews the results and scope of our annual audit and other services provided by our independent registered public accounting firm. The Audit Committee is responsible for establishing, and has established, procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related party transactions are reviewed and subject to approval by the Audit Committee. The Board of Directors has adopted and approved a written charter for the Audit Committee. A current copy of this charter is posted on our website at http://www.smithmicro.com under the Investor Relations section. Mr. Gulko is the Audit Committee Chairman and the Board has determined that he qualifies as a financial expert, as that term is described in SEC regulations. The Audit Committee held four meetings during 2017.

Compensation Committee. The Compensation Committee is comprised of two members: Messrs. Campbell and Gulko. The Board of Directors has determined that all the members of the Compensation Committee are independent within the meaning of the Nasdaq Stock Market listing standards and applicable SEC regulations. The Compensation Committee administers our executive compensation programs and makes recommendations to the Board of Directors concerning officer and director compensation. The Compensation Committee also has the authority to administer our Plan, and to make awards under the Plan. The Board of Directors has adopted and approved a written charter for the Compensation Committee. A current copy of this charter is posted on our website at http://www.smithmicro.com under the Investor Relations section. The Compensation Committee held one meeting during 2017.

The Compensation Committee’s primary objectives in structuring and administering our executive officer compensation program are to attract, motivate and retain talented and dedicated executive officers; tie annual and long-term cash and stock incentives to achievement of measurable corporate and individual performance objectives; and reinforce business strategies and objectives to enhance stockholder value.  To achieve these goals, our Compensation Committee maintains compensation plans that tie a portion of executives’ overall compensation to key strategic goals such as the Company’s financial and operational performance, as measured by metrics such as total revenue and non-GAAP operating expense. Our Compensation Committee evaluates individual executive performance along with our CEO (other than with respect to his own performance) as part of the review process. Our Compensation Committee periodically reviews our executive officers’ compensation to determine whether we provide adequate incentives and motivation to our executive officers and whether we adequately compensate our executive officers relative to comparable officers in other similarly situated companies.  The Committee did not engage any compensation consultants during 2017.  Management plays a significant role in the compensation-setting process for executive officers, other than the CEO, by evaluating employee performance, recommending business performance targets and establishing objectives, and recommending salary levels, bonuses and equity-based awards.

Governance and Nominating Committee. The Governance and Nominating Committee is comprised of two members: Messrs. Arno and Campbell. The Board of Directors has determined that all the members of the Governance and Nominating Committee are independent within the meaning of the Nasdaq Stock Market listing standards and applicable SEC regulations. The Governance and Nominating Committee receives proposed nominations to the Board of Directors, reviews the eligibility of each proposed nominee, and recommends for nomination by the Board of Directors, new members of the Board of Directors to be submitted to the stockholders for election at each annual meeting. The Board of Directors has adopted and approved a written charter for the Governance and Nominating Committee. A current copy of this charter is posted on our website at http://www.smithmicro.com under the Investor Relations section. The Governance and Nominating Committee held no separate meetings during 2017.

When considering a potential candidate for membership on our Board of Directors, our Governance and Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. The Governance and Nominating Committee considers diversity in identifying candidates by generally seeking to achieve a diversity of occupational and personal backgrounds on the Board. However, the Governance and Nominating Committee has no formal policy regarding diversity. The Governance and Nominating Committee will consider stockholder nominations for directors submitted in accordance with the procedure set forth in Article II, Section 12 of our Bylaws. The procedure provides that a notice relating to the nomination must be timely given in writing to our Corporate Secretary prior to the meeting. Such notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of each such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Smith Micro Common Stock that are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on our books and (ii) the class and number of shares of Smith Micro common stock that are beneficially owned by such stockholder. There are no differences in the manner in which the Governance and Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board of Directors by a stockholder. However, the Governance and Nominating Committee has not received any recommended nominations from any of our stockholders in connection with the 2018 Annual Meeting.

Mergers and Acquisitions Committee. The Mergers and Acquisitions Committee (the “M&A Committee”) is comprised of three members: Messrs. Arno, Elfman and Szabo. The Board of Directors has determined that all the members of the M&A Committee are independent within the meaning of the Nasdaq Stock Market listing standards. The M&A Committee evaluates and reviews potential acquisition targets, strategic investments and divestitures, and makes recommendations regarding the same to our Board of Directors. The M&A Committee is also charged with overseeing the due diligence process with respect to proposed acquisitions, strategic investments and divestitures. The Board of Directors has adopted and approved a written charter for the Mergers and Acquisitions Committee. A current copy of this charter is posted on our website at http://www.smithmicro.com under the Investor Relations section. The Board of Directors has adopted and approved a written charter for the M&A Committee. The M&A Committee held one meeting during 2017.

Board Member Independence

The Board of Directors has determined that, except for William W. Smith, Jr., all of the members of the Board of Directors are independent as defined in the Nasdaq Stock Market listing standards and applicable SEC regulations. Mr. Smith, who also serves as Chairman of the Board, is employed as the Company’s Chief Executive Officer and President.

Executive Sessions

Independent directors meet in executive session without the presence of our CEO and Chairman or other members of management to review the criteria upon which the performance of the CEO and Chairman is based, to review the performance of the CEO and Chairman against those criteria, to ratify the compensation of the CEO and Chairman as approved by the Compensation Committee, and to discuss any other relevant matters.

Board Leadership Structure

The Board’s current leadership structure is characterized by:

•	a combined Chairman of the Board and Chief Executive Officer;
•	a robust Committee structure with oversight of various types of risks; and
•	an engaged and independent Board.

The Board believes that its current leadership structure provides independent board leadership and engagement while deriving the benefits from having our CEO also serve as Chairman of the Board. As the individual with primary responsibility for managing the Company’s day-to-day operations and in-depth knowledge and understanding of the Company, he is best positioned to chair regular Board meetings as we discuss key business and strategic issues. This combined structure provides independent oversight while avoiding unnecessary confusion regarding the Board’s oversight responsibilities and the day-to-day management of business operations. We do not have a lead independent director.

Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is to understand the risks our Company faces and the steps management is taking to manage those risks and to assess management’s overall appetite for risk. It is management’s responsibility to manage risk and bring material risks facing our Company to the Board’s attention. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. Our Board also approves our CEO’s performance goals for each year. In doing so, the Board has an opportunity to ensure that the CEO’s goals include responsibility for broad risk management. The involvement of the full Board in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

The Committees of the Board are also involved in evaluating and overseeing the management of risks particular to their respective areas of oversight. For example, the Audit Committee focuses on financial risk and internal controls, and receives an annual risk assessment report from our external auditors. The Compensation Committee evaluates and sets compensation programs that encourage decision-making predicated upon a level of risk-taking consistent with our business strategy. The Compensation Committee also reviews compensation and benefit plans and the risks associated with them.  The Governance and Nominating Committee oversees governance and succession risk, including Board and CEO succession and evaluates director skills and qualifications to appoint particular directors to our standing committees based upon the needs of that committee. Each Committee reports its activities to the full Board of Directors to ensure that the Board is regularly informed about these risks.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, executive officers and directors. We will provide a copy of the Code of Ethics upon request made by email to investor-relations@smithmicro.com or in writing to Smith Micro Software, Inc. at 51 Columbia, Aliso Viejo, California 92656, Attention: Investor Relations. The full text of our Code of Ethics is posted on our website at http://www.smithmicro.com under the Investor Relations section. We intend to disclose any amendment to the Code of Ethics or waiver of a provision of the Code of Ethics applicable to our executive officers or directors, including the name of the executive officer or director to whom the amendment applies or for whom the waiver was granted, at the same location on our website identified above. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement or our Annual Report on Form 10-K.

Board Communications

Stockholders may communicate with members of the Board of Directors by mail addressed to the full Board, a specific member of the Board or a particular committee of the Board at our principal executive offices located at 51 Columbia, Aliso Viejo, California 92656.

Certain Relationships and Related Party Transactions

Pursuant to the charter of the Audit Committee of our Board of Directors, all transactions between us and any of our directors, executive officers or related parties are subject to review by the Audit Committee.  Since January 1, 2016, we have been party to certain transactions in which the amount involved exceeded the lesser of (i) one percent of the average of our total assets at year end for our last two completed fiscal years; or (ii) $120,000, and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest.  Each of these related party transactions were reviewed and approved in special meetings by the Board, excluding in each instance any director participating in such a transaction, were reported in previously filed Current Reports on Form 8-K, and are summarized below.

On September 2, 2016, the Company entered into a Note and Warrant Purchase Agreement (the “Note and Warrant Purchase Agreement”) with certain investors, including William W. Smith, Jr. and Dieva L. Smith (collectively, “Smith”) and Unterberg Koller Capital Fund LP (“Unterberg”).  William W. Smith, Jr. is the Company’s Chairman of the Board, President and Chief Executive Officer, and Unterberg is the beneficial owner of more than 5% of our outstanding Common Stock.  Pursuant to the Note and Warrant Purchase Agreement, the Company issued and sold to Smith a senior subordinated promissory note in the aggregate principal amount of $2.0 million (the “Smith Debt Note”) and a five-year warrant to purchase an aggregate of 850,000 shares of the Company’s Common Stock at an exercise price of $2.74 per share (the “Smith Warrant”), and the Company issued and sold to Unterberg a senior subordinated promissory note in the aggregate principal amount of $2.0 million (the “Unterberg Debt Note”) and a five-year warrant to purchase an aggregate of 850,000 shares of the Company’s Common Stock at an exercise price of $2.74 per share (the “Unterberg Warrant”). The Company completed the transactions contemplated by the Note and Warrant Purchase Agreement and issued the Smith and Unterberg Debt Notes and the Smith and Unterberg Warrants on September 6, 2016.  In September 2017, the Smith Debt Note was exchanged for shares of Series B Preferred in connection with the Series B Preferred transaction described below, and is no longer outstanding.

On December 6, 2016, the Company entered into a short-term secured borrowing arrangement with Smith pursuant to which Smith loaned the Company $1.0 million and the Company issued to Smith a Secured Promissory Note bearing interest at the rate of 18% per annum, which was due on December 14, 2016 and was secured by the Company’s accounts receivable and certain other assets.  Amounts due under the Secured Promissory Note were fully paid on the December 14, 2016 maturity date.

On February 7, 2017, the Company entered into a new short-term secured borrowing arrangement with Smith, and on February 8, 2017, the Company entered into a short-term secured borrowing arrangement with Steven L. and Monique P. Elfman (“Elfman”) pursuant to which Smith and Elfman each loaned to the Company $1.0 million and the Company issued to each of them a Secured Promissory Note (the “Original Notes”) bearing interest at the rate of 18% per annum.  Steven L. Elfman is a director of the Company.  The Original Notes were due on March 24, 2017 and were secured by the Company’s accounts receivable and certain other assets.  The Original Notes for Elfman and Smith were amended to extend their maturity dates to June 23 and June 26, 2017, respectively.

On May 16, 2017, the Company entered into a subscription agreement with Andrew Arno (“Arno”) in a private placement pursuant to which the Company issued and sold 50,000 shares of its common stock at a price per share of $1.10. Andrew Arno is a director of the Company.

The Company’s borrowings under the Original Notes with Smith and Elfman were refinanced on June 30, 2017. In connection with such refinancing, the Company issued each of Smith and Elfman a new Secured Promissory Note in the amount of $1.0 million, bearing interest at the rate of 12% per annum and maturing on September 25, 2017 (each, a “Replacement Note”). Each of the Replacement Notes is secured by the Company’s accounts receivable and other assets.  The maturity date under the Smith Replacement Note was amended on January 30, 2018 to extend the maturity date to July 25, 2018, and was again amended on March 6, 2018 to further extend the maturity date to March 25, 2020, in each case as described below. The maturity date under the Elfman Replacement Note was extended to February 11, 2018, as described below, and has since been fully paid and is no longer outstanding.

On August 23, 2017, the Company entered into a new borrowing arrangement with Smith, under which the Company borrowed $0.8 million and issued to Smith a new Secured Promissory Note, bearing interest at the rate of 12% per annum, and maturing on January 25, 2018. In September 2017, this new Secured Promissory Note was exchanged by Smith for shares of our Series B Preferred Stock in connection with the Series B Preferred Stock transaction described below, and is no longer outstanding.

On August 24, 2017, the Company entered into a new borrowing arrangement with Arno, under which the Company borrowed $0.3 million and issued to Arno and to Next Generation TC FBO Andrew Arno IRA 1663 (the “Arno IRA”) Secured Promissory Notes (collectively, the “Arno Notes”) with an aggregate principal balance of $0.3 million, bearing interest at the rate of 12% per annum, and maturing on January 31, 2018. A portion of the debt under the Arno borrowing arrangement was exchanged by Arno for shares of our Series B Preferred Stock in connection with the Series B Preferred Stock transaction described below.  The Arno Notes were amended on January 30, 2018 to extend the maturity date for the remaining balance to July 25, 2018, and were again amended on March 6, 2018 to further extend the maturity date to March 25, 2020, in each case as described below.

On September 29, 2017, the Company exchanged shares of the Company’s newly designated Series B 10% Convertible Preferred Stock for outstanding indebtedness with a principal amount of $2.8 million owed to Smith and Arno for 2,750 and 50 shares, respectively, of Series B Preferred Stock.

On January 30, 2018, the Company entered into amendments to certain of its existing Secured Promissory Notes for the sole purpose of extending the relevant maturity dates. The Note dated August 18, 2017 issued to Steven L. Elfman and Monique P. Elfman was amended to extend the maturity date of the Note to February 11, 2018, as described above. The Note dated June 26, 2017 issued to William W. Smith, Jr. and Dieva L. Smith was amended to extend the maturity date to July 25, 2018. The Notes dated August 24, 2017 issued to Next Generation TC FBO Andrew Arno IRA 1663 and Andrew Arno were amended to extend the maturity date of each to July 25, 2018.

On March 6, 2018, the Company completed a private placement with several investors, wherein a total of 2,857,144 shares of the Company’s common stock was issued at a purchase price of $1.75 per share, with each investor also receiving a warrant to purchase up to a number of shares of Common Stock equal to the number of shares of Common Stock purchased by such investor in the Offering at an exercise price of $2.17 per share, for a total purchase price of $5,000,000 (the “Offering”). In connection with the Offering, on March 5, 2018, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with investors containing customary representations and warranties. Pursuant to the terms of the Purchase Agreement, the Company agreed to use its best efforts to cause the conversion of all shares of the Company’s Series B 10% Convertible Preferred Stock (the “Series B Preferred Stock”) into shares of Common Stock pursuant to the terms of the Company’s Certificate of Designation (the “Certificate of Designation”) with respect to the Series B Preferred Stock. In connection therewith, the Company entered into Letter Agreements with each of Smith and Arno, whereby each of Smith and Arno agree to take certain action to convert the shares of Series B Preferred Stock held by them pursuant to terms outlined in the Purchase Agreement, and further agreed that their shares upon conversion shall not be subject to resale registration rights. Pursuant to the terms of the Purchase Agreement, the Company has entered into voting agreements with each of its directors, executive officers and greater than 10% stockholders, by which each such person has agreed to vote all shares of Company capital stock held by them in favor of waiving any applicable beneficial ownership threshold in the Company’s existing Certificate of Designation for the Series B Preferred Stock.  In addition, as a condition to closing of the Offering, Smith, Arno and the Arno IRA amended their existing Secured Promissory Notes for the sole purpose of extending the relevant maturity dates to March 25, 2020.  The Company engaged Chardan Capital Markets, LLC (“Chardan”) as placement agent for the Offering pursuant to an engagement letter agreement.  The Company paid Chardan a cash placement fee equal to 8.0% of the gross proceeds of the offering, and issued to Chardan a warrant to purchase shares of Common Stock equal to 3.0% of the number of shares sold in the Offering (the “Chardan Warrant”).  The Chardan Warrant has an exercise price of $2.365 per share, a term of 5.5 years from the closing date of the Offering, and otherwise identical terms to the warrants to be issued to the investors in the Offering.  Andrew Arno, a member of the Company’s Board, is currently Vice Chairman of The Special Equities Group at Chardan.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2017, which include the consolidated balance sheets of Smith Micro as of December 31, 2017 and 2016, and the related consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2017, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Review with Management. The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Accountants. The Audit Committee has discussed with SingerLewak LLP, our independent registered public accounting firm for the year ended December 31, 2017, the matters required to be discussed by Statement on Auditing Standard No. 16 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has also received written disclosures and the letter from SingerLewak LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with SingerLewak LLP its independence.

The Audit Committee has also received written disclosures and the letter from SingerLewak LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with SingerLewak LLP its independence.

Conclusion. Based on the review and discussions referred to above, the Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

AUDIT COMMITTEE

Thomas G. Campbell

Samuel Gulko

Gregory J. Szabo

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us as of March 31, 2018 except where another date is noted below), with respect to beneficial ownership of our Common Stock and our Series B Preferred Stock by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than five percent (5%) of our outstanding Common Stock and Series B Preferred Stock, (ii) each director, (iii) each of our named executive officers, and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding Common Stock and Series B Preferred Stock owned by each of them. The following table is based upon information supplied by directors, executive officers, and principal stockholders. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. A person has beneficial ownership of shares if the person has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities that are presently exercisable or convertible or will become exercisable or convertible within 60 days of the date that beneficial ownership is calculated.  Unless otherwise indicated the address of each beneficial owner is c/o Smith Micro Software, Inc., 51 Columbia, Aliso Viejo, CA 92656. The percentage of beneficial ownership is based on 18,237,166 shares of our Common Stock and 5,500 shares of our Series B Preferred Stock outstanding as of March 31, 2018.

	Common Stock			Series B Preferred Stock
Name or Group of Beneficial Owners	Number of Shares		Percent	Number of Shares	Percent
Directors and Named Executive Officers:
William W. Smith, Jr.	1,827,580	(1)	9.57%	4,080	74.18%
Andrew Arno	112,500	(2)	*	50	*
Thomas G. Campbell	40,750	(3)	*	—	—
Steven L. Elfman	38,750	(4)	*	—	—
Samuel Gulko	63,000	(5)	*	—	—
Gregory J. Szabo	67,750	(6)	*	—	—
David P. Sperling	263,224	(7)	1.44%	—	—
Charles B. Messman	138,342	(8)	*	—	—
All executive officers and directors as a group (12 persons)	3,266,713	(9)	17.07%	4,130	75.09%
5% Stockholders:
Thomas A. Satterfield, Jr. (10)	1,220,200		6.69%	—	—
Unterberg Capital, LLC (11)	1,900,317		9.99%	—	—

(1)

Shares of Common Stock reported are comprised of 800,883 unrestricted shares (of which, 455,028 shares are held in the William W. Smith, Jr. Revocable Trust and 6,000 shares held in the William W. Smith, Jr. IRA), 176,697 restricted shares, and 850,000 shares issuable upon exercise of a warrant currently held by William W. Smith, Jr. and Dieva L. Smith.  Excludes 3,578,947 shares of Common Stock issuable upon conversion of the 4,080 shares of Series B Preferred Stock reported elsewhere in the table.

(2)

Shares of Common Stock reported are comprised of 33,750 unrestricted shares, 75,000 restricted shares and 3,750 shares subject to options with are currently exercisable. Excludes 43,860 shares of Common Stock issuable upon conversion of the 50 shares of Series B Preferred Stock reported elsewhere in the table.

(3)	Shares of Common Stock reported are comprised of 12,000 unrestricted shares, 25,000 restricted shares and 3,750 shares subject to options which are currently exercisable.
(4)	Shares of Common Stock reported are comprised of 13,750 unrestricted shares and 25,000 restricted shares.
(5)	Shares of Common Stock reported are comprised of 29,250 unrestricted shares, 25,000 restricted shares and 8,750 shares subject to options which are currently exercisable.
(6)	Shares of Common Stock reported are comprised of 39,000 unrestricted shares, 25,000 restricted shares and 3,750 shares subject to options which are currently exercisable.
(7)	Shares of Common Stock reported are comprised of 112,379 unrestricted shares and 150,845 restricted shares.
(8)	Shares of Common Stock reported are comprised of 3,119 unrestricted shares and 135,223 restricted shares.
(9)

Shares of Common Stock reported are comprised of shares beneficially owned by our NEOs and directors, as reported in the above table and described in the foregoing notes 1-8, plus the aggregate number of shares beneficially owned by our other executive officers, comprised of 151,446 unrestricted shares, 538,371 restricted shares and 25,000 shares subject to options which are currently exercisable.

(10)

Based on information set forth in Amendment No. 2 to Schedule 13G filed with the SEC on January 12, 2018 reflecting ownership of our Common Stock as of December 31, 2017. The filing reflects that the identified beneficial owner has sole voting and dispositive power over 53,750 shares and shared voting and dispositive power over 1,166,450 shares.  Ownership is reported on behalf of Mr. Satterfield’s spouse, Tomsat Investment & Trading Co., Inc., a corporation wholly owned by Mr. Satterfield and of which he serves as President, and Caldwell Mill Opportunity Fund, a fund managed by an entity of which Mr. Satterfield owns a 50% interest and serves as Chief Investment Manager. Additionally, Mr. Satterfield has limited powers of attorney for voting and disposition purposes with respect to the following shares: A.G. Family L.P. (465,000 shares); Jeanette Satterfield Kaiser (12,500 shares); Richard W. Kaiser (5,000 shares); and David A. Satterfield (15,000 shares). These individuals and entities have the right to receive or the power to direct the receipt of the proceeds from the sale of their respective shares.

(11)

Based on information set forth in Amendment No. 2 to Schedule 13G filed jointly among Unterberg Capital, LLC, Unterberg Koller Capital Fund LP, Thomas I. Unterberg and Ross A. Koller (collectively, “Unterberg”) with the SEC on February 5, 2018 (the “Unterberg 13G/A”) reflecting ownership of Common Stock as of December 31, 2017, Unterberg holds 1,115,317 shares of Common Stock and a number of share equivalents issuable from warrants.  Unterberg’s ability to convert the warrants into common shares is subject to certain blocker provisions within the terms of the warrants. Specifically, the warrants may only be converted to the extent that the conversion would not cause Unterberg to be the beneficial owner of greater than 9.99% of the outstanding shares of the Company’s Common Stock. As a result of the blocker and the additional shares of our Common Stock issued since the date of the Amendment No. 2 to Schedule 13G referenced above, as of March 31, 2018, 785,000 shares of Common Stock are issuable upon conversion of the warrants and such shares are included in the beneficial ownership calculations reported herein.  As of March 31, 2018, Unterberg holds warrants to purchase another 65,000 shares of Common Stock that are not currently issuable due to the above-referenced blocker.

*	Represents less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from such reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were met in a timely manner.

EXECUTIVE OFFICERS

Our executive officers are appointed and serve at the discretion of our Board of Directors.  The following table sets forth certain information regarding our executive officers and certain key executives as of March 31, 2018:

Name	Age	Position
William W. Smith, Jr.	70	Chairman of the Board, President and Chief Executive Officer
David Blakeney	57	Vice President, Engineering
Timothy C. Huffmyer	44	Vice President, Chief Financial Officer, Treasurer and Secretary
Marco Leal Goncalves	40	Vice President, Worldwide Products
Charles B. Messman	47	Vice President, Corporate Development and Investor Relations
Kenneth Shebek	55	Vice President, Chief Information Officer
David P. Sperling	49	Vice President, Chief Technology Officer

For background information regarding Mr. Smith, see “Proposal 1—Election of Directors.”

Mr. Blakeney joined the Company in 2011 and is responsible for Development Engineering. Prior to this role, he led the development team for several Smith Micro products as well as the Wireless Products Quality Engineering team. Prior to joining Smith Micro, he served as Vice President, Research and Development of Tollgrade Communications, Inc., and prior thereto, Mr. Blakeney served as Vice President of Product Development for Marconi’s Broadband Switching Division and Vice President of ATM Engineering at Fore Systems. Previous positions also include engineering management roles at 3Com Corporation and Texas Instruments. Mr. Blakeney holds a Bachelor of Science degree in Electrical Engineering from the University of Illinois.

Mr. Huffmyer joined the Company in June 2017 as Vice President and Chief Financial Officer.  Mr. Huffmyer also serves as the Company’s Treasurer and Secretary, and oversees all finance, accounting and control functions for the Company. Prior to joining the Company, Mr. Huffmyer served as Chief Financial Officer, Treasurer, and Vice President of Finance of Black Box Corporation (“Black Box”) from October 2012, and prior thereto served in financial leadership roles at Black Box, including Director of Finance from February 2008 and Corporate Controller from June 2004. Earlier in his career, he held various financial leadership and accounting roles at Ernst & Young, PrintCafe, Inc., CoManage Corporation and ITPI Staffing. Mr. Huffmyer holds a Bachelor’s degree in Accounting from Michigan State University and is a Certified Public Accountant.

Mr. Leal Goncalves joined the Company in July 2016 as a result of the Company’s acquisition of iMobileMagic and soon thereafter became the Company’s Vice President, Worldwide Products.  He is an experienced professional in the mobile products and services area with a career that spans over 16 years across technical, management and executive roles. Mr. Leal Goncalves started his career at MobiComp, playing a key role in its product development and innovation strategy, helping the company grow and expand internationally. After MobiComp’s acquisition by Microsoft in 2008, he took the role of Principal Group Program Manager where he helped deliver high profile mobile products and data services. Mr. Leal Goncalves left Microsoft in 2011 to start iMobileMagic as its co-founder and CEO. He is a graduate of the Computer Science and Systems Engineering program at the Universidade do Minho in Braga, Portugal.

Mr. Messman joined the Company in April 2016 as Vice President, Corporate Development and Investor Relations.  Mr. Messman brings over 20 years of experience in working with a large range of technology companies providing investor relations counsel, strategy, financing alternatives, and M&A. Prior to joining Smith Micro, Mr. Messman was the Vice President of Finance & Corporate Development at eGain Corporation, as well as having co-founded The MKR Group, serving as its President. He has worked with over 50 companies with market caps ranging from $10 million to $2.5 billion and is well known on Wall Street for having a strong marketing presence throughout many diverse industries. Mr. Messman holds a Bachelor of Arts degree in Economics from Iowa State University.

Mr. Shebek joined the Company in December 2010 as the Vice President of Operations where he led the Enterprise Mobility Product platform.  Mr. Shebek currently is responsible for Information Technology throughout the Company as well as overseeing the Pittsburgh facility.  Prior to joining Smith Micro, he was Vice President of Operations for Tollgrade Communications, Inc. He also served as Vice President of Supply & Logistics for Ericsson, Inc. and worked for Marconi as Vice President of Supply Chain and Vice President of North American Operations. He joined Fore Systems in 1994, and previously held management positions with IBM.  He holds a Bachelor of Science degree in Mechanical Engineering from Pennsylvania State University.

Mr. Sperling joined the Company in April 1989 and has been the Director of Software Engineering since April 1992. He assumed the Chief Technology Officer position in September 1999.  Mr. Sperling began his professional career as a software engineer with us and he is currently a named inventor on five of the Company’s patents for various Internet and connectivity technologies. He received a Bachelor of Science degree in Computer Science and an M.B.A. from the University of California, Irvine.

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth information concerning our compensation of the executive officers named therein (our “named executive officers” or “NEOs”) for all services rendered to us by our named executive officers during 2017 and 2016.  Our NEOs for 2017 were as follows:

•	William W. Smith. Jr., President and Chief Executive Officer
•	David P. Sperling, Vice President, Chief Technology Officer
•	Charles B. Messman, Vice President, Corporate Development and Investor Relations
•	Steven M. Yasbek, former Vice President and Chief Financial Officer

The principal elements of our executive compensation program are base salary, cash incentive compensation, long-term equity incentives in the form of restricted stock, and other benefits and perquisites, including certain reimbursements and matching contributions under our 401(k) savings plan.  We view these components of compensation as related but distinct. Although our Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or offset compensation from other components. Our executive compensation program is designed to attract, motivate, and retain talented and dedicated executive officers, who are critical to our success. Under this program, a significant portion of our executive officers’ overall compensation is tied to the achievement of key strategic financial and operational goals, as measured by metrics such as revenue and adjusted profitability. The following highlights our approach to executive compensation:

Competitive Positioning: We seek to establish the overall compensation of our executive officers at levels that we believe are roughly comparable with the average levels of compensation of executives at other fast-growing technology companies of similar size.

Significant Portion of Executive Officer Compensation Tied to Performance: Our executive compensation program has four primary components: base salary; cash incentive compensation; equity compensation in the form of restricted stock awards; and other benefits and perquisites.  Among these components, both cash incentive compensation and equity compensation are tied in whole or in part to the satisfaction of performance criteria.  Performance-based incentive compensation constitutes a significant portion of potential compensation for our executive officers.

Limited other Compensation: Consistent with our “pay-for-performance” philosophy, we restrict all other forms of compensation to our executive officers to levels that are consistent with competitive market practices.

Base Salary Compensation

We provide our named executive officers and other executives with base salaries that we believe enable us to hire and retain highly qualified individuals in a competitive environment and to reward individual performance and contributions to our overall business goals, while taking into account the unique circumstances of our company. We review base salaries for our named executive officers annually and increases or decreases, are generally based on Company and individual performance. We also take into account the base compensation paid by companies that we believe to be our competitors and by other public companies with which we believe we generally compete for executives.

Performance-based Cash Bonus Awards

As part of our compensation program and in order to maintain appropriate financial incentives, our named executive officers and other executives are eligible for cash bonus compensation pursuant to an annual cash bonus plan. Under the plan, cash bonuses are determined and paid each fiscal year on a quarterly basis based upon the achievement of certain performance objectives. Our cash bonus plan is designed to focus our management on achieving key corporate financial objectives, motivate certain desirable behaviors and reward achievement of our key corporate financial objectives and individual goals. Under the terms of the cash bonus plan, the Compensation Committee establishes performance objectives and annual target cash bonus amounts for each named executive officer. In determining the appropriate level of annual target cash bonus for each officer the Compensation Committee considers information provided through independent, third-party surveys and other information collected from public sources for similar positions at peer companies, relative base salary and bonus amounts for each individual and the recommendations of our Chief Executive Officer.

Since the Company has had a turnaround focus for the past several years, the Company has maintained performance-based cash bonus awards to incentivize short-term tactical behavior related to reaching revenue and cost targets on a quarterly basis due to the recent volatility of the business.

Our bonus plan contains performance objectives with a dollar value ascribed to each objective, so that the sum total equals the approved annual target cash bonus for each named executive officer. In each of 2016 and 2017 the objectives for NEOs were related to (1) revenue achievement and (2) operating expense management, which were evenly weighted in terms of target cash bonuses. For each objective, the Compensation Committee applied the percentage by which the objective was achieved (which could exceed 100% in the case of quantitative performance objectives) to the dollar value ascribed to each objective. The dollar values for each objective were then combined to determine the actual cash bonuses paid to each NEO.

Achievement of the quantitative performance objectives was determined on a quarterly basis based on our financial results for the preceding quarter. As a result, the cash paid in a given fiscal year is the result of the overlap of the attainment achieved for the fourth quarter of the previous year and the first three quarters of the current year. The total of these payments is equal to the amount of non-equity plan compensation reflected in the Summary Compensation Table. Performance objectives are set by the Compensation Committee by quarter for each fiscal year.

The table below outlines the quantitative performance objectives that were established for each named executive officer and the actual results that correspond with their performance cash bonus payouts for 2017:

(in thousands)	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Revenue – target	$14,400	$5,845	$9,589	$10,091
Revenue – actual	$7,084	$5,576	$5,862	$5,804
Operating Expenses* - target	$9,288	$6,582	$5,869	$6,398
Operating Expenses* - actual	$8,376	$6,512	$5,902	$5,438

*	excluding stock-based compensation, amortization of intangible assets and impairment of long-lived assets and before the reclassification of engineering expenses to cost of goods sold

We believe that the performance objectives for our named executive officers were sufficiently challenging to achieve and that performance at a high level, while devoting full time and attention to their responsibilities, is required for our named executive officers to earn their respective cash bonuses.

Equity Compensation

We believe that for growth companies in the software technology sector, such as Smith Micro, equity awards are a significant compensation-related motivator in attracting and retaining executive-level employees. Accordingly, we have provided our named executive officers and other executives with long-term equity incentive awards that incentivize those individuals to stay with us for long periods of time, which in turn should provide us with greater stability over such periods than we would experience without such awards. We provided grants of restricted stock to each of our executive officers in 2016.  On August 17, 2016, we effected a 1:4 reverse stock split.  All information presented herein relative to 2016 equity awards has been retrospectively adjusted to reflect the reverse stock split as if it took place as of the earliest period presented.  No restricted stock or other equity awards were granted to our named executive officers during 2017.

Our 2016 restricted stock grants vest over a period of four years from the grant date. Half of each total grant vests on a monthly basis and will be earned based on continuous service by the executive over the vesting period. The remaining half is subject to a performance-based hurdle required for each executive. One quarter of each total grant will be earned if the Company achieves a specific annual revenue target, and an additional one quarter of each total grant will be earned if the Company achieves a specific annual operating expense target (determined on a non-GAAP basis, excluding stock-based compensation and the amortization of intangible assets), with a proportionate adjustment to the total performance portion of the grant if the targets are not fully met. Shares earned under the performance conditions cannot exceed the total number of performance shares, even if the sum of the revenue attainment and the expense attainment exceed 100%. Once performance against these hurdles is determined, the “earned” shares will vest 25% on the determination (earnings) date and then ratably over the next thirty-six months, based on continuous service by the executive.

Executive Benefits and Perquisites

We provide the opportunity for our named executive officers and other executives to receive certain perquisites and general health and welfare benefits. We also offer participation in our defined contribution 401(k) plan to our named executive officers. We provide a 20% match on all eligible employee contributions to our 401(k) plan. We provide these benefits to create additional incentives for our executives and to remain competitive in the general marketplace for executive talent.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
William W. Smith, Jr.	2017	475,000	—	151,391	13,900	(3)	640,291
Chairman, President and	2016	475,000	204,000	160,846	14,068	(4)	853,914
Chief Executive Officer

David P. Sperling	2017	255,000	—	73,533	3,600	(5)	332,133
Vice President, Chief Technology Officer	2016	255,000	102,000	81,125	3,600	(5)	441,725

Charles B. Messman	2017	225,000	—	86,509	—		311,509
Vice President,	2016	125,263	45,000	20,530	—		190,793
Corporate Development and Investor Relations

Steven M. Yasbek	2017	144,747	—	71,074	146,831	(6)	362,652
Former Vice President and	2016	270,750	102,000	101,103	3,600	(5)	477,453
Chief Financial Officer

(1)

The amounts shown in this column represent the aggregate grant date fair value of Restricted Shares granted in 2016 computed in accordance with FASB ASC Topic 718. Generally, the aggregate grant date fair value is the amount that the company expects to expense in its financial statements over the award’s vesting schedule. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the named executive officers. For Restricted Shares, the fair value is calculated using the closing price of our stock on the date of grant. The assumptions we used with respect to the valuation of stock grants are set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(2)	The amounts in this column reflect the cash awards paid pursuant to our 2017 and 2016 bonus plans. The 2016 amount indicated for Mr. Sperling also includes $3,000 in patent bonus incentive payments.
(3)	Amount comprised of $10,300 in tax preparation fees paid by the Company and 401(k) matching contributions of $3,600 made by the Company.
(4)	Amount comprised of $10,468 in tax preparation fees paid by the Company and 401(k) matching contributions made by the Company of $3,600.
(5)	Amount comprised of 401(k) matching contributions made by the Company.
(6)

Comprised of 401(k) matching contributions of $3,600 made by the Company and, in connection with Mr. Yasbek’s resignation from his position as the Company’s Vice President, Chief Financial Officer on June 19, 2017, severance pay in the amount of $135,375 and accrued vacation in the amount of $7,856.

Outstanding Equity Awards at December 31, 2017

The following table sets forth the number of securities underlying outstanding equity awards for each named executive officer as of December 31, 2017, comprised of outstanding unvested shares of restricted stock as of such date.  There were no option awards outstanding for any of our named executive officers as of December 31, 2017.

	Stock Awards
Named Executive Officer	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (1)
William W. Smith, Jr.	3,124	(2)	8,872
	21,196	(3)	60,197
	39,447	(4)	112,029
David P. Sperling	1,560	(2)	4,430
	10,588	(3)	30,070
	19,732	(4)	56,039
Charles B. Messman	11,321	(4)	32,152

Steven M. Yasbek	—		—

(1)	Determined by multiplying the number of shares by $2.84, the closing price for our stock on the Nasdaq Global Market on December 29, 2017.
(2)

Unvested portion of an award granted during 2014, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting.  Shares became fully vested in February 2018.

(3)

Unvested portion of an award granted during 2015, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting.  Shares are currently vesting in monthly installments and will be fully vested in February 2019.

(4)

Unvested portion of an award granted during 2016, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting.  Shares are currently vesting in monthly installments.  Shares held by Messrs. Smith and Sperling will be fully vested in March 2020 and shares held by Mr. Messman will be fully vested in July 2020.

Employment Agreements

Agreement with William W. Smith, Jr.

In June 2005, we agreed to make to William W. Smith, Jr., our Chairman of the Board, President and Chief Executive Officer, a lifetime payment of $6,000 annually, subject to annual increases of 5%, to commence at the time of his future retirement or resignation from employment. The agreement provides that we may, at our option, discharge our obligations under the agreement by purchasing a single premium annuity for the benefit of Mr. Smith. We estimate that it would cost approximately $74,000 to purchase such an annuity.

In connection with Mr. Yasbek’s resignation from employment on June 19, 2017, effective July 10, 2017, Mr. Yasbek and the Company entered into a Resignation Severance and Release Agreement, which provided for a general release of claims in favor of the Company and its officers, directors, employees and other affiliates, and provided that Mr. Yasbek would receive (i) six month’s salary of $135,375 payable in semi-monthly installments of $11,281.25, (ii) if Mr. Yasbek would elect to continue receiving group health insurance coverage pursuant to the federal “COBRA” law, reimbursement of the cost of the premium for such coverage through December 31, 2017, (iii) eligibility to receive a fiscal year 2017 second quarter bonus, and (iv) accelerated vesting of 42,382 shares of restricted stock.

Other than as disclosed above, none of the named executive officers has an employment agreement with us, and the employment of each of the named executive officers may be terminated at any time at the discretion of the Board of Directors.

Potential Payments Upon Termination or Change in Control

The terms of the restricted stock award agreements associated with restricted stock granted under our Plan provide that the shares of restricted stock granted thereunder automatically become fully vested, no longer subject to restrictions and freely transferable upon a “Change of Control” as such term is defined in our Plan.  We provide this benefit in order to properly incentivize our executives to support a Change of Control that would be deemed beneficial to our shareholders.

Director Compensation

The following table sets forth compensation that our directors (other than Mr. Smith, who is a named executive officer) earned during 2017 for services as members of our Board of Directors.

Name	Fees earned or paid in cash ($)	Stock Awards ($) (1)	Total ($)
Andrew Arno	$10,000	$4,688	$14,688
Thomas G. Campbell	10,000	4,688	14,688
Steven L. Elfman	10,000	4,688	14,688
Samuel Gulko	10,000	4,688	14,688
Gregory J. Szabo	10,000	4,688	14,688

(1)

The amounts shown represent the grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions we used with respect to the valuation of stock and option grants are set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Summary of Director Compensation

Non-employee members of the Board of Directors receive fees of $2,500 quarterly for Board and committee service, and are reimbursed for their out-of-pocket expenses in connection with service on the Board of Directors. Non-employee members of the Board of Directors are eligible to receive discretionary awards under our Plan.  On March 8, 2017, each director then serving received a special discretionary grant of 3,750 shares of restricted stock valued at $1.25 per share which vested in equal installments over a period of 12 months from the grant date.

ANNUAL REPORT

Our Annual Report on Form 10-K for the 2017 fiscal year, filed with the Securities and Exchange Commission on March 30, 2018, is being mailed along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Stockholders may also obtain a copy of the Annual Report, including the financial statements and financial statement schedules, without charge, by writing to Mr. Charles B. Messman, Vice President, Corporate Development and Investor Relations, at our principal executive offices located at 51 Columbia, Aliso Viejo, California 92656. We will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding Smith Micro, are also available on our website at http://www.smithmicro.com or the Securities and Exchange Commission’s public website at http://www.sec.gov.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. For stockholders requesting paper copies of the proxy statement, a single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) if you are not a stockholder of record, notify your broker, or (2) if you are a stockholder of record, direct your written request to Investor Relations, Smith Micro Software, Inc., 51 Columbia, Aliso Viejo, California 92656 or your oral request to the Marketing Department at (949) 362-5800. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our Investor Relations department if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

We know of no other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Discretionary authority with respect to such other matters is granted by a stockholder’s submission of their proxy.

All stockholders are urged to vote by following the instructions on the Notice or, if printed proxy materials were received, by following the instructions provided with printed proxy materials.

By Order of the Board of Directors,

/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Corporate Secretary
Aliso Viejo, California
May 3, 2018

APPENDIX A

SMITH MICRO SOFTWARE, INC.

Certificate of Amendment

to the

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES B 10% CONVERTIBLE PREFERRED STOCK

Smith Micro Software, Inc., (the “Company”) a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”),

DOES HEREBY CERTIFY:

FIRST:        A Certificate of Designation of Preferences, Rights and Limitations of Series B 10% Convertible Preferred Stock (the “Certificate of Designation”) was filed with the Secretary of State of the State of Delaware on September 29, 2017.

SECOND:  The Certificate of Designation is hereby amended by removing Section 6(e) “Terms of Preferred Stock” in its entirety.

THIRD:     The Amendment certified herein has been duly adopted by the Board of Directors, holders of Common Stock and holders of Series B 10% Convertible Preferred Stock in accordance with the provisions of Section 242 of the DGCL.

FOURTH: All other provisions of the Certificate of Designation shall remain in full force and effect.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be executed by its authorized officer on this ____ day of ___________________, 2018.

SMITH MICRO SOFTWARE, INC.

By:
Name:	Timothy C. Huffmyer
Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

APPENDIX B

AMENDMENT TO SMITH MICRO SOFTWARE, INC.

2015 OMNIBUS EQUITY INCENTIVE PLAN

The Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan (the “Plan”) is hereby amended as of the date set forth below, as follows:

1.	Section 5.1(a) shall be stricken and replaced in its entirety with the following:

“(a) Share Reserve. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. The maximum aggregate number of Shares which may be issued pursuant to all Awards may not exceed Four Million Six Hundred Twenty-Five Thousand (4,625,000) (subject to adjustment in the same manner provided in Article XV with respect to Shares subject to Awards then outstanding) (the “Share Reserve”).

2.	The first sentence of Section 5.1(d) shall be stricken and replaced in its entirety with the following sentence:

“Section 162(m). The maximum number of Shares subject to Awards that may be granted to any one person during any calendar year shall be Three Hundred Fifty Thousand (350,000) Shares (subject to adjustment in the same manner provided in Article XV with respect to Shares subject to Awards then outstanding).]

The remaining provisions of the Plan are not modified or changed by this Amendment.

This Amendment was adopted by the Board of Directors of Smith Micro Software, Inc. on April 16, 2018 and by its stockholders on June 14, 2018.

Dated: ______________, 2018
Timothy C. Huffmyer, Vice President, Chief Financial Officer, Treasurer and Secretary

IMPORTANT ANNUAL MEETING INFORMATION MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext MMMMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 P.M., Eastern Time, on June 13, 2018. Vote by Internet • Go to www.envisionreports.com/SMSI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Annual Meeting Proxy Card 1234 5678 9012 345 • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • A Proposals — The Board of Directors recommends a vote FOR the directors listed below and a vote FOR each of the other items. 1. Election of Directors. To elect two directors to serve for a three-year term ending at the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified: For Withhold For Withhold + 01 - Thomas G. Campbell 02 - Steven L. Elfman For Against Abstain For Against Abstain 2. Non-binding advisory vote to approve the compensation3. Ratification of the appointment of SingerLewak LLP as of named executive officers. the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018. 4. Approval of an amendment to the Company’s Amended5. Approval of an amendment to the Smith Micro Software, and Restated Certificate of Incorporation. Inc. 2015 Omnibus Equity Incentive Plan. 6. Other Business. In accordance with the discretion of the This Proxy, when properly executed, will be voted as specified above. If proxy holders, the proxy holders are authorized to act upon no specification is made, this Proxy will be voted FOR the election all matters incident to the conduct of the meeting and upon of the directors listed above and FOR each of the other proposals. other matters as may properly come before the meeting or any adjournment or postponement thereof. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE C 1234567890 J N T 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UP X 3772591 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM + 02U0UB

Important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 14, 2018: The Proxy Statement and Annual Report are available at: http://www.edocumentview.com/SMSI • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • + Proxy — Smith Micro Software, Inc. Annual Meeting of Stockholders - June 14, 2018 This Proxy is Solicited on Behalf of the Board of Directors of Smith Micro Software, Inc. The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on June 14, 2018 and the related Proxy Statement, and appoints William W. Smith, Jr. and Timothy C. Huffmyer, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Smith Micro Software, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the offices of Smith Micro Software, Inc., located at 51 Columbia, Aliso Viejo, CA 92656, on Thursday, June 14, 2018, at 10:00 a.m. Pacific Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card. Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. +